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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: March 25, 1998
(Date of earliest event reported)

MERRILL LYNCH MORTGAGE INVESTORS, INC. (as depositor under the Trust Agreement, dated as of March 1, 1998, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of PacificAmerica Home-Equity Loan Asset-Backed Notes, Series 1998-1)

                     Merrill Lynch Mortgage Investors, Inc.
             (Exact name of registrant as specified in its charter)


Delaware                           333-24327                     33-3416059
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(State or Other Juris-             (Commission                (I.R.S. Employer
diction of Incorporation)          File Number)              Identification No.)


250 Vesey Street World Financial Center,
North Tower-10th Floor,
New York, New York                                                         10281
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(Address of Principal Executive Office)                               (Zip Code)


        Registrant's telephone number, including area code:(212) 449-1000
                                                           --------------


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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          -------------------------------------------------------------------

          (a)      Not applicable

          (b)      Not applicable

          (c)      Exhibits:

          4.3 Servicing Agreement dated as of March 1, 1998 among PacificAmerica Money Center, Inc., as master servicer, the PacificAmerica Home Equity Loan Trust Series 1998-1, as issuer and Bankers Trust Company of California, N.A., as indenture trustee.

          4.4 Amended and Restated Trust Agreement dated as of March 1, 1998 between Merrill Lynch Mortgage Investors Inc., as depositor and Wilmington Trust Company, as owner trustee.

          4.5 Indenture dated as of March 1, 1998 between Home Equity Loan Trust Series 1998-1, as issuer and Bankers Trust Company of California, N.A., as indenture trustee.

          10.1 Home Equity Loan Purchase Agreement dated as of March 19, 1998 by and among Merrill Lynch Mortgage Investors Inc., PacificAmerica Money Center, Inc., the PacificAmerica Home Equity Loan Trust Series 1998-1 and Bankers Trust Company of California, N.A.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                             By:     /s/ Peter Cerwin
                                                  ------------------------------
                                             Name:     Peter Cerwin
                                             Title:    Vice President




Dated: March 25, 1998